SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) December 15, 1998


                                  F&M BANCORP
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            (Exact name of registrant as specified in its charter)


       Maryland                   0-12638                  52-1316473
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   (State or other              (Commission              (IRS Employer
   jurisdiction of              File Number)          Identification No.)
   incorporation)


   110 Thomas Johnson Drive
   Frederick, Maryland                                          21702
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   (Address of principal executive offices)                  (Zip Code)


                                (301) 694-4000
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             (Registrant's telephone number, including area code)


                                Not Applicable
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        (Former name or former address, if changed since last report)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 30, 1998, Monocacy Bancshares, Inc., a Maryland corporation ("Monocacy"), was merged (the "Merger") with and into F&M Bancorp, a Maryland corporation ("F&M Bancorp"), pursuant to the Agreement and Plan of Merger, dated as of September 4, 1998, (the "Merger Agreement), by and between F&M Bancorp and Monocacy.

         Pursuant to the Merger Agreement, each share of the common stock, par value $5.00 per share of Monocacy, outstanding immediately prior to consummation of the Merger was converted into and became exchangeable for
1.251 shares of the common stock, par value $5.00 per share, of F&M Bancorp (the "Common Stock"). F&M Bancorp expects to issue approximately 2,267,790 shares of Common Stock in connection with the Merger. Cash in lieu of fractional shares will be paid at the rate of $33.696 per share.

         The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K of F&M Bancorp, filed on September 10, 1998 and is incorporated herein by reference in its entirety as Exhibit 2.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         The following exhibits are filed as part of this report:

         23.1   Consent of Stegman & Company.

         99.1   (a) Financial Statements of Business Acquired

         The following financial statements for Monocacy Bancshares, Inc. at December 31, 1997 and 1996, and for the years ended December 31, 1997, 1996 and 1995 are set forth in Exhibit 99.1(a) hereto:

         Independent Auditor's Report
         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Changes in Stockholders' Equity Consolidated Statements of Cash Flows
         Notes to Consolidated Financial Statements

    (b) Pro Forma Financial Information

         The following unaudited pro forma condensed combined financial statements at September 30, 1998, for the periods ended September 30, 1998 and 1997, and for the years ended December 31, 1997, 1996 and 1996 are set forth in Exhibit 99.1(b) hereto:

         Pro Forma Condensed Combined Balance Sheets (Unaudited)
         Pro Forma Condensed Combined Statements of Income (Unaudited)



                                SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  December 31, 1998


                                       F&M BANCORP

                                       By: /s/ Gordon M. Cooley
                                          --------------------------------
                                          Name:  Gordon M. Cooley
                                          Title: General Counsel



                              EXHIBIT INDEX

NUMBER                        DESCRIPTION
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2.1      Agreement and Plan of Merger, dated as of September 4, 1998, by and between F&M Bancorp and Monocacy Bancshares, Inc.
         (incorporated by reference to Exhibit 2.1 to F&M Bancorp's Form 8-K dated September 10, 1998).

23.1     Consent of Stegman & Company

99.1     (a)  Financial Statements of Business Acquired.

         The following financial statements for Monocacy Bancshares, Inc. at December 31, 1997 and 1996, and for the years ended December 31, 1997, 1996 and 1995 are set forth in Exhibit 99.1(a) hereto:

            Independent Auditor's Report
            Consolidated Balance Sheets
            Consolidated Statements of Income
            Consolidated Statements of Changes in Stockholders' Equity Consolidated Statements of Cash Flows
            Notes to Consolidated Financial Statements

         (b)  Pro Forma Financial Information

         The following unaudited pro forma condensed combined financial statements at September 30, 1998, for the periods ended September 30, 1998 and 1997, and for the years ended December 31, 1997, 1996 and 1996 are set forth in Exhibit 99.1(b) hereto:

            Pro Forma Condensed Combined Balance Sheets (Unaudited)
            Pro Forma Condensed Combined Statements of Income (Unaudited)